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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): July 26, 2004

           CWMBS, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of July 1, 2004, providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-J6, Mortgage Pass-
                     Through Certificates, Series 2004-J6).

                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

     Delaware                      333-109248          95-4449516
-------------------------          ----------          ----------
(State or other jurisdiction       (Commission         (IRS Employer
of incorporation)                  File Number)        Identification No.)

4500 Park Granada
Calabasas, California                             91302
---------------------                           ---------
(Address of principal                           (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01   Other Events.
            ------------

On July 26, 2004, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-J6. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.






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


Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(a)   Financial statements of businesses acquired.
      -------------------------------------------

            Not applicable.

(b)   Pro forma financial information.

            Not applicable.

(c)   Exhibits.

Exhibit No.     Description
-----------

    99.1 The Pooling and Servicing Agreement dated as of July 1, 2004, by and among the Company, the Sellers, the Master Servicer and the Trustee.









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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CWMBS, INC.



                                    By: /s/ Darren Bigby
                                        ---------------------------------
                                       Darren Bigby
                                       Vice President



Dated:  October 5, 2004











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


                                  Exhibit Index
                                  -------------



Exhibit                                                                   Page
-------                                                                   ----

99.1       Pooling and Servicing Agreement,
           dated as of July 1, 2004, by
           and among, the Company, the Sellers,
           the Master Servicer and the Trustee.                              6












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